UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 18, 2022

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive
Kingsport	Tennessee	37662
(Address of Principal Executive Offices)		(Zip Code)
(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EMN	New York Stock Exchange
1.50% Notes Due 2023	EMN23	New York Stock Exchange
1.875% Notes Due 2026	EMN26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure

Historical Recast of Divested Tire Additives and Adhesives Resins Product Lines

On November 1, 2021, Eastman Chemical Company and certain of its subsidiaries ("Eastman" or the "Company") completed the sale of its rubber additives (including Crystex™ insoluble sulfur and Santoflex™ antidegradants) and other product lines and related assets and technology of the global tire additives business of its Additives & Functional Products (“AFP”) segment to One Rock Capital Partners, LLC (“One Rock”). Additionally, on April 1, 2022, the Company completed the sale of its adhesives resins business to Synthomer plc. The sale included hydrocarbon resins (including Eastman Impera tire resins), pure monomer resins, polyolefin polymers, rosins and dispersions, and oleochemical and fatty-acid based resins product lines, all of which were also previously part of the AFP segment.

Prior to the respective divestitures, sales revenue and earnings (loss) before interest and taxes ("EBIT") of the divested businesses were included in the AFP segment. To maintain comparability of segment financial statement information, the Company has moved the divested businesses from the AFP segment to "Other" and recast the segment financial information for sales revenue, EBIT, and any non-core items of the AFP segment and “Other” for each quarter from first quarter 2019 through fourth quarter 2021.

	2021
(Dollars in millions)	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
Additives & Functional Products
Sales	$609		$655		$729		$715		$2,708

EBIT	107		114		133		109		463
Asset impairments and restructuring charges, net	—	[1]	1	[1]	1	[1]	1	[1]	3	[1]
EBIT excluding non-core items	107		115		134		110		466

Other
Sales	$262		$270		$268		$192		$992

EBIT	22		(494)		(50)		234		(288)
Mark-to-market pension and other postretirement benefits plans (gain) loss, net	—		—		—		(267)	[2]	(267)	[2]
Asset impairments and restructuring charges, net	2	[3]	4	[3]	1	[3]	12	[3,4,5]	19	[3,4,5]
Loss on divested business (held for sale until Q4 2021) and related transaction costs	—		495	[6]	68	[6]	7	[6]	570	[6]
EBIT excluding non-core items	24		5		19		(14)		34
1Site closure costs of $1 million included in both first quarter 2021 and third quarter 2021, contract termination fees of $1 million in the second quarter 2021, and asset impairments of $1 million in fourth quarter 2021 resulting from the previously reported plan to discontinue production of certain products at the Singapore manufacturing site. First quarter 2021 charges were partially offset by a $1 million gain on the sale of impaired assets from the previously reported closure of an animal nutrition manufacturing facility in Asia Pacific as part of ongoing site optimization.
2Gains resulting from changes in discount rates and other actuarial assumptions and the difference between actual and expected returns on plan assets.
3Site closure costs of $2 million and $3 million included in first quarter 2021 and fourth quarter 2021, respectively, asset impairments of $4 million included in second quarter 2021, and severance charges of $1 million included in third quarter 2021, from the previously reported closure of a tire additives manufacturing facility in Asia Pacific as part of ongoing site optimization.
4Fourth quarter 2021 included fixed asset impairment charges of $8 million for assets associated with the global tire additives business.
5Fourth quarter 2021 included severance and related costs of $1 million as part of business improvement and cost reduction initiatives.
6Second quarter 2021 included an estimated loss on rubber additives (including CrystexTM insoluble sulfur and SantoflexTM antidegradants) and other product lines and related assets and technology of the global tire additives business held for sale (the difference in net book value of the disposal group and total sale price and other consideration is due to anticipated costs to sell and the value of certain continuing transition services and agreements). Third quarter 2021 and fourth quarter 2021 included adjustments to the estimated loss and transaction costs.

	2020
(Dollars in millions)	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
Additives & Functional Products
Sales	$560		$498		$509		$528		$2,095

Earnings (loss) before interest and taxes ("EBIT")	114		82		89		97		382
Asset impairments and restructuring charges, net	2	[1]	—		1	[2]	—		3	[1,2]
EBIT excluding non-core items	116		82		90		97		385

Other
Sales	$262		$187		$233		$245		$927

EBIT	21		(158)		(47)		(230)		(414)
Mark-to-market pension and other postretirement benefits plans (gain) loss, net	—		—		—		240	[3]	240	[3]
Asset impairments and restructuring charges, net	4	[4]	139	[4,5]	55	[4,5,6]	8	[6]	206	[4,5,6]
EBIT excluding non-core items	25		(19)		8		18		32
1First quarter 2020 included an intangible asset impairment of $2 million for customer relationships.
2Severance costs of $1 million included in third quarter 2020 resulting from the previously reported plan to discontinue production of certain products at the Singapore manufacturing site.
3Losses resulting from changes in discount rates and other actuarial assumptions and the difference between actual and expected returns on plan assets.
4Second quarter 2020 included charges of $123 million for impairment of trade names in tire additives. First quarter 2020, second quarter 2020, and third quarter 2020 included asset impairment and site closure charges of $4 million, $5 million, and $1 million, respectively, for closure of a tire additives manufacturing facility in Asia Pacific as part of ongoing site optimization actions.
5Second quarter 2020 included charges of $8 million for fixed asset impairments, and second quarter 2020 and third quarter 2020 included charges of $3 million and $1 million, respectively, for contract termination fees resulting from management's decision to discontinue certain growth initiatives.
6Third quarter 2020 and fourth quarter 2020 included $53 million and $8 million, respectively, of severance and related costs as part of business improvement and cost reduction actions.

	2019
(Dollars in millions)	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
Additives & Functional Products
Sales	$587		$559		$573		$524		$2,243

Earnings (loss) before interest and taxes ("EBIT")	112		109		109		38		368
Asset impairments and restructuring charges, net	4	[1]	—		—		50	[2]	54	[1,2]
EBIT excluding non-core items	116		109		109		88		422

Other
Sales	$268		$264		$259		$239		$1,030

EBIT	(9)		3		14		(137)		(129)
Mark-to-market pension and other postretirement benefits plans (gain) loss, net	—		—		—		143	[3]	143	[3]
Asset impairments and restructuring charges, net	28	[4]	18	[4]	2	[4]	1	[4]	49	[4]
EBIT excluding non-core items	19		21		16		7		63
1.First quarter 2019 included restructuring charges of $4 million related to a capital project that was discontinued in 2016.
2.Fourth quarter 2019 included a goodwill impairment charge of $45 million related to the crop protection product line and an asset impairment of $5 million resulting from the previously reported plan to discontinue production of certain products at the Singapore manufacturing operations.
3.Losses resulting from changes in discount rates and other actuarial assumptions and the difference between actual and expected returns on plan assets.
4.First quarter 2019, second quarter 2019, third quarter 2019, and fourth quarter 2019 included $28 million, $18 million, $2 million, and $1 million, respectively, for severance and related costs as part of business improvement and cost reduction initiatives.

EBIT excluding non-core items is a non-GAAP financial measure. A reconciliation of EBIT excluding non-core items to the most comparable GAAP measure, EBIT, is included in the financial tables above. For details on management's use of non-GAAP measures please see the Company's most recently filed Annual Report on Form 10-K available at www.sec.gov.

The information in this item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing.

Item 9.01 (d)    Exhibits

The following exhibits are filed pursuant to Item 9.01:

104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eastman Chemical Company
By:	/s/ Michelle R. Stewart
Michelle R. Stewart
Vice President, Corporate Controller and Chief Accounting Officer
Date: April 18, 2022